Exhibit 99.2

This Statement on Form 4 is filed jointly by AP Summerville, LLC, Apollo Real Estate Investment Fund III, L.P., Kronus Property III, Inc., Apollo Real Estate Management III, L.P., Apollo Real Estate Advisors III, L.P., Apollo Real Estate Management III, Inc., Apollo Real Estate Capital Advisors III, Inc., AP Summerville II, LLC, Apollo Real Estate Investment Fund IV, L.P., Kronus Property IV, Inc., AREA Property Partners Administration LP, Apollo Real Estate Advisors IV, L.P., Apollo Real Estate Management IV, Inc., and Apollo Real Estate Capital Advisors IV, Inc.  The principal business address of each of the Reporting Persons is c/o AREA Property Partners LP, Two Manhattanville Road, Suite 203, Purchase, New York 10577.

Name of Designated Filer:  Apollo Real Estate Advisors III, L.P.

Date of Event Requiring Statement:  March 18, 2013

Issuer Name and Ticker or Trading Symbol: Emeritus Corporation (ESC)

AP SUMMERVILLE, LLC

By:	KRONUS PROPERTY III, INC.
Its Manager

	By:		/s/ Stuart Koenig
Name: Stuart Koenig
Title: Vice President

KRONUS PROPERTY III, INC.

By:			/s/ Stuart Koenig
Name: Stuart Koenig
Title: Vice President

APOLLO REAL ESTATE INVESTMENT FUND III, L.P.

By:	APOLLO REAL ESTATE ADVISORS III, L.P.
Its General Partner

	By:		APOLLO REAL ESTATE CAPITAL ADVISORS III, INC.
Its General Partner

		By:	/s/ Stuart Koenig
Name: Stuart Koenig
Title: Vice President

APOLLO REAL ESTATE ADVISORS III, L.P.

By:	APOLLO REAL ESTATE CAPITAL ADVISORS III, INC.
Its General Partner

	By:		/s/ Stuart Koenig
Name: Stuart Koenig
Title: Vice President

APOLLO REAL ESTATE CAPITAL ADVISORS III, INC.

By:		/s/ Stuart Koenig
Name: Stuart Koenig
Title: Vice President

APOLLO REAL ESTATE MANAGEMENT III, L.P.

By:		APOLLO REAL ESTATE MANAGEMENT III, INC.
Its General Partner

	By:	/s/ Stuart Koenig
Name: Stuart Koenig
Title: Vice President

APOLLO REAL ESTATE MANAGEMENT III, INC.

By:		/s/ Stuart Koenig
Name: Stuart Koenig
Title: Vice President

AP SUMMERVILLE II, LLC

By:		KRONUS PROPERTY IV, INC.
Its Manager

	By:	/s/ Stuart Koenig
Name: Stuart Koenig
Title: Vice President

KRONUS PROPERTY IV, INC.

By:		/s/ Stuart Koenig
Name: Stuart Koenig
Title: Vice President

APOLLO REAL ESTATE INVESTMENT FUND IV, L.P.

By:	APOLLO REAL ESTATE ADVISORS IV, L.P.
Its General Partner

	By:	APOLLO REAL ESTATE CAPITAL ADVISORS IV, INC.
Its General Partner

		By:	/s/ Stuart Koenig
Name: Stuart Koenig
Title: Vice President

APOLLO REAL ESTATE ADVISORS IV, L.P.

By:	APOLLO REAL ESTATE CAPITAL ADVISORS IV, INC.
Its General Partner

	By:	/s/ Stuart Koenig
Name: Stuart Koenig
Title: Vice President

APOLLO REAL ESTATE CAPITAL ADVISORS IV, INC.

By:	/s/ Stuart Koenig
Name: Stuart Koenig
Title: Vice President

AREA PROPERTY PARTNERS ADMINISTRATION LP (formerly known as Apollo Real Estate Management IV, L.P.)

By:	APOLLO REAL ESTATE MANAGEMENT IV, INC.
Its General Partner

	By:	/s/ Stuart Koenig
Name: Stuart Koenig
Title: Vice President

APOLLO REAL ESTATE MANAGEMENT IV, INC.

By:	/s/ Stuart Koenig
Name: Stuart Koenig
Title: Vice President